ASL (12/97)
                   Supplement to Prospectus Dated May 1, 1997
                       Supplement dated December 22, 1997

                       A. NEW VARIABLE INVESTMENT OPTIONS

Effective December 22, 1997, the Marsico Capital Growth portfolio of American Skandia Trust ("AST") is available as a variable investment option under your Annuity. Effective January 2, 1998, the following portfolios of AST are available as variable investment options under your Annuity: Lord Abbett Small Cap Value, Cohen & Steers Realty, Stein Roe Venture and Bankers Trust Enhanced 500.

The following information is added to the table entitled "Underlying Mutual Fund Portfolio Annual Expenses (as a percentage of average net assets)":

Unless otherwise shown, the expenses shown below are for the year ending December 31, 1996. "N/A" shown below indicates that no entity has agreed to reimburse the particular expense indicated.


                                            Management     Management         Other          Other      Total Annual    Total Annual
                                                Fee            Fee          Expenses       Expenses       Expenses        Expenses
                                             after any     without any      after any     without any     after any      without any
                                            applicable     applicable      applicable     applicable     applicable      applicable
                                          reimbursement  reimbursement   reimbursement  reimbursement  reimbursement   reimbursement

------------------------------------------------------------------------------------------------------------------------------------
American Skandia Trust
  Lord Abbett Small Cap Value(8)                N/A          0.95%              N/A          0.39%             N/A          1.34%
  Cohen & Steers Realty(8)                      N/A          1.00%              N/A          0.40%             N/A          1.40%
  Stein Roe Venture(8)                          N/A          0.95%              N/A          0.39%             N/A          1.34%
  Bankers Trust Enhanced 500(8)                 N/A          0.60%            0.20%          0.57%           0.80%          1.17%
  Marsico Capital Growth(7)                     N/A          0.90%              N/A          0.38%             N/A          1.28%

(7) This Portfolio is first being offered as of the date of this Supplement. Expenses shown are estimated and annualized.
(8) These Portfolios are first being offered as of January 2, 1998. Expenses shown are estimated and annualized.

The following information is added to the table entitled "Expense Examples":

           Examples (amounts shown are rounded to the nearest dollar)
Whether or not you surrender your Annuity at the end of the applicable time period or begin taking annuity payments at such time, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                                                After:
Sub-accounts                              1 yr.            3 yrs.            5 yrs.           10 yrs.
------------
Lord Abbett Small Cap Value                  29               88               150             315
Cohen & Steers Realty                        29               90               153             321
Stein Roe Venture                            29               88               150             315
Bankers Trust Enhanced 500                   23               71               122             260
Marsico Capital Growth                       28               86               147             310

The following is added to the section entitled "INVESTMENT OPTIONS - Underlying Mutual Fund: American Skandia Trust":

Sub-account                                     Underlying Mutual Fund Portfolio
Lord Abbett Small Cap Value                          Lord Abbett Small Cap Value
Cohen & Steers Realty                                      Cohen & Steers Realty
Stein Roe Venture                                              Stein Roe Venture
Bankers Trust Enhanced 500                            Bankers Trust Enhanced 500
Marsico Capital Growth                                    Marsico Capital Growth

                       B. SHORT DESCRIPTIONS - APPENDIX B

The following short descriptions of the Lord Abbett Small Cap Value Portfolio, Cohen & Steers Realty Portfolio, Stein Roe Venture Portfolio, Bankers Trust Enhanced 500 Portfolio, and Marsico Capital Growth Portfolio are to be added:

Lord Abbett Small Cap Value Portfolio: The investment objective of the Lord Abbett Small Cap Value Portfolio (the "Portfolio") is to seek long-term capital appreciation. This is a fundamental objective of the Portfolio. The Portfolio will seek its objective through investments primarily in equity securities, which are believed to be undervalued in the marketplace. The Portfolio seeks companies which are primarily small-sized, based on the value of their outstanding stock. As a result, under normal circumstances, at least 65% of the Portfolio's total assets will be invested in common stocks issued by smaller, less well-known companies (with market capitalizations of less than $1 billion) selected on the basis of fundamental investment analysis. Smaller companies may carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and this may make them more susceptible to setbacks or economic downturns. Small capitalized companies may be more volatile in price, normally have fewer shares outstanding and trade less frequently than large companies. The Portfolio may invest up to 35% of its total assets in the securities of issuers without regard to their size or the market capitalization of their common stock. Dividend and investment income is of incidental importance, and the Portfolio may invest in securities, which do not produce any income. Although the Portfolio typically will hold a large, diversified number of securities identified through a quantitative, value-driven investment strategy, it does entail above-average investment risk in comparison to the overall U.S. stock market. The Portfolio also may invest in preferred stocks and bonds, which have either attached warrants or a conversion privilege into common stocks. In addition, the Portfolio may purchase options on stocks that it holds as protection against a significant price decline; purchase and sell stock index options and futures to hedge overall market risk and the investment of cash flows; and write listed put and listed covered call options. The Sub-advisor will use such techniques as market conditions warrant. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limitations and tax considerations and there can be no assurance that any of these strategies will succeed. The Portfolio may purchase and sell stock index futures, which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes, in accordance with regulations of the Commodities Futures Trading Commission. The Portfolio may invest up to 35% of its net assets (at the time of investment) in securities that are primarily traded in foreign countries. The Portfolio may enter into forward foreign currency contracts. The Portfolio also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. The Portfolio may, on occasion, enter into repurchase agreements whereby the seller of a security agrees to repurchase that security at a mutually agreed-upon time and price. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. The Portfolio may invest in (a) other investment companies to the extent permitted under applicable law, and (b) straight bonds or other debt securities, including lower rated, high-yield bonds. The Portfolio has no present intention to commit more than 5% of gross assets to any one of these identified practices. The Portfolio will not invest more than 5% of its assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds.

Cohen & Steers Realty Portfolio: The investment objective of the Cohen & Steers Realty Portfolio (the "Portfolio") is to maximize total return through investment in real estate securities. This is a fundamental objective of the
Portfolio. The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital appreciation (both realized and unrealized) and current income. There can be no assurance that the Portfolio's investment objective will be achieved. Under normal circumstances, the Portfolio will invest substantially all of its assets in the equity securities of real estate companies. Such equity securities will consist of (i) common stocks (including shares in real estate investment trusts), (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks where the conversion feature represents, in the Sub-advisor's view, a significant element of the securities' value, and (iv) preferred stocks. For purposes of the Portfolio's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets in such real estate. The Portfolio may invest without limit in shares of real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Portfolio will not invest in real estate directly, but only in securities issued by real estate companies. However, the Portfolio may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. When, in the judgment of the Portfolio's Sub-advisor, market or general economic conditions justify a temporary defensive position, the Portfolio will deviate from its investment objective and invest all or any portion of its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company. The Portfolio may also at any time invest funds awaiting investment or funds held as reserves to satisfy redemption requests or to pay dividends and other distributions to shareholders in short-term money market instruments. The Portfolio will not invest more than 15% of its net assets in illiquid securities. The Portfolio is classified as a "non-diversified" investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. Because the Portfolio, as a non-diversified investment company, may invest in a smaller number of issuers than a diversified investment company, an investment in the Portfolio may present greater risk to an investor than an investment in a diversified company. The Portfolio may have higher portfolio turnover than other mutual funds with similar objectives.

Stein Roe Venture Portfolio: The investment objective of the Stein Roe Venture Portfolio (the "Portfolio") is long-term capital appreciation. The Portfolio emphasizes investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation. The Portfolio will pursue its objective by investing primarily in a diversified portfolio of common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks) of entrepreneurially managed companies that the Sub-advisor believes represent special opportunities. The Sub-advisor considers "small" and "medium-sized" companies to be those with market capitalizations of less than $1 billion and $1 to $3 billion, respectively. The Portfolio is designed for long-term investors who want greater return potential than is available from the stock market in general, and who are willing to tolerate the greater investment risk and market volatility associated with investments in small and medium-sized companies. Attractive company characteristics include unit growth, favorable cost structures or competitive positions, and financial strength that enables management to execute business strategies under difficult conditions. Although the Portfolio does not attempt to reduce or limit risk through wide industry diversification of investment, it usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries. The Portfolio will not invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. In pursuing its investment objective, the Portfolio may invest in debt securities of corporate and governmental issuers. The Portfolio may invest up to 35% of its net assets in debt securities, but does not expect to invest more than 5% of its net assets in debt securities that are rated below investment grade (i.e., below the four highest grades assigned by a nationally recognized statistical rating organization). Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation, and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy. The Portfolio may invest in foreign securities. Other than American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person, the Portfolio is limited to investing no more than 25% of its total assets in foreign securities. The Portfolio also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure to currency fluctuations. In addition, the Portfolio may use options and futures contracts to limit or reduce exposure to currency fluctuations. Consistent with its objective, the Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, swaps, caps, floors, collars, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. The Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Bankers Trust Enhanced 500 Portfolio: The investment objective of the Bankers Trust Enhanced 500 Portfolio (the "Portfolio") is to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R)") through stock selection resulting in different weightings of common stocks relative to the index. The Portfolio will include the common stock of companies included in the S&P 500. The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. The Sub-advisor believes that the S&P 500 is representative of the performance of publicly traded common stocks in the U.S. in general. In seeking to outperform the S&P 500, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of quantitative criteria that are designed to indicate whether a particular stock will predictably generate returns that will exceed or be less than the performance of the S&P 500. Based on these criteria, the Sub-advisor determines whether the Portfolio should overweight, underweight or hold a neutral position in the stock relative to the proportion of the S&P 500 that the stock represents. While the majority of the issues held by the Portfolio will have neutral weightings to the S&P 500, approximately 100 will be over or underweighted relative to the index. The Sub-advisor will not purchase the stock of its parent company, Bankers Trust New York Corporation, which is included in the S&P 500, and instead will overweight its holdings of companies engaged in similar businesses. The Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolio utilizes a "quantitative" investment approach and attempts to outperform the S&P 500 through statistical procedures.
Therefore, the Sub-advisor will not attempt to judge the merits of any particular stock as an investment. The Portfolio may be appropriate for investors who are willing to endure stock market fluctuations in pursuit of potentially higher long-term returns. The Portfolio invests for growth and does not pursue income. No more than 15% of the Portfolio's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits with maturities of more than seven days). The Portfolio may maintain up to 25% of its assets in short-term debt securities and money market instruments. Short-term fixed income securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions or to serve as collateral for the obligations underlying the Portfolio's investment in securities index futures or related options or warrants. The Portfolio may invest in various instruments that are commonly known as derivatives. The Portfolio will only use derivatives for cash management purposes. The Portfolio may enter into securities index futures contracts and related options provided that not more than 5% of its assets are required as a margin deposit for futures contracts or options and provided that not more than 20% of the Portfolio's assets are invested in futures and options at any time. The Portfolio may invest in convertible securities, which are bonds or preferred stocks that may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by American Skandia Investment Services, Incorporated and Bankers Trust. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Marsico Capital Growth Portfolio: The investment objective of the Portfolio is to seek capital growth. This is a fundamental objective of the Portfolio. Income realization is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. Please refer to the Portfolio prospectus for a more detailed description of the investment objective and the risks involved therein. The Portfolio will pursue its objective by investing primarily in common stocks. Common stock investments will be in industries and companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. Although the Sub-advisor expects to invest primarily in equity securities, the Sub-advisor may increase the Portfolio's cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on its idle cash. Debt securities that the Portfolio may purchase include corporate bonds and debentures (not to exceed 5% of net assets in bonds rated below investment grade), government securities, mortgage- and asset-backed securities, zero-coupon bonds, indexed/structured notes, high-grade commercial paper, certificates of deposit and repurchase agreements. The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Portfolio may purchase and write options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price. The Portfolio may purchase securities on a when-issued or delayed delivery basis, which generally involves the purchase of a security with payment and delivery due at some time in the future. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations between the purchase and settlement dates. The Portfolio may invest no more than 5% of its net assets (at the time of investment) in lower-rated high-yield bonds. Because investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. To a limited extent, the Portfolio may also purchase individual securities in anticipation of relatively short-term price gains, and the rate of portfolio turnover will not be a determining factor in the sale of such securities. Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the Sub-advisor deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a price objective, or by reason of developments not foreseen at the time of the original investment decision. Portfolio changes may be effected for other reasons. In such circumstances, investment income will increase and may constitute a large portion of the return on the Portfolio and the Portfolio will not participate in the market advances or declines to the extent that it would if it were fully invested.